UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): March 27, 2025

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Senior Notes Due 2055

On March 20, 2025, NiSource Inc. (the “Company”) and Barclays Capital Inc., BofA Securities, Inc., KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters, entered into a Terms Agreement (the “Terms Agreement”) with respect to the offering and sale of $750,000,000 aggregate principal amount of the Company’s 5.850% Notes due 2055 (the “Notes”) under the Company’s Registration Statement on Form S-3 (File No. 333-268084) (the “Registration Statement”). The Terms Agreement incorporates by reference the provisions of the Company’s Underwriting Agreement, dated November 30, 2017 (a form of which was filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2017).

The sale closed on March 27, 2025. The Notes were issued pursuant to an Indenture, dated as of November 14, 2000, between the Company, as issuer and successor-in-interest to NiSource Finance Corp., and The Bank of New York Mellon, as successor trustee, as amended and supplemented. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including to finance capital expenditures, for working capital and to repay existing indebtedness.

The preceding is a summary of the terms of the Notes and is qualified in its entirety by reference to the form of the Notes filed as Exhibit 4.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Company is filing Exhibit 5.1 with this Current Report on Form 8-K in connection with the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Form of 5.850% Notes due 2055

5.1	Opinion of McGuireWoods LLP

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the anticipated use of proceeds from the sale of the Notes. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and its subsequent filings with the SEC, which are available on the Company’s website at www.nisource.com and on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: March 27, 2025	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer